Regulatory Matters	12 Months Ended
Sep. 30, 2013
Regulated Operations [Abstract]
Regulatory Matters
REGULATORY MATTERS
The SCC exercises regulatory authority over the natural gas operations of Roanoke Gas Company. Such regulation encompasses terms, conditions and rates to be charged to customers for natural gas service, safety standards, service extension, accounting and depreciation.
On November 1, 2012 the Company placed into effect new base rates, subject to refund, that provided for approximately $1,840,000 in additional non-gas revenues. On April 16, 2013, the SCC issued a final order granting the Company a rate award in the amount of $649,639 in additional non-gas revenues while maintaining a 9.75% authorized return on equity. During May 2013, the Company completed its refund for the difference between the rates placed into effect November 1 and the final rates approved in the Commission order.
On August 16, 2013, the Company filed an application for a modification to the SAVE (Steps to Advance Virginia’s Energy) Plan and Rider. The original SAVE Plan and Rider were approved by the SCC through an order issued on August 29, 2012. The original SAVE plan was designed to facilitate the accelerated replacement of aging natural gas infrastructure assets by providing a mechanism for the Company to recover the related depreciation and expenses and return on rate base of the additional capital investment without the filing of a formal application for an increase in non-gas base rates. Under the original filing, the SAVE Plan primarily covered replacement of the Company's bare steel and cast iron natural gas distribution pipe. Under the modification, the Company is seeking to include two unique projects; the replacement of the boil off compressor at the Company's liquified natural gas (LNG) plant and modifications to the natural gas transfer station located in Gala, VA in the 2014 SAVE Plan year. These replacements will enhance the safety and reliability of the Company’s gas distribution system.
On September 13, 2013, the Company filed a request for an expedited increase in rates with the SCC. The request was for an increase of approximately $1,664,000 in annual non-gas revenues. As provided for under this expedited rate request, the Company will be able to place the increased rates into effect for service rendered on or after November 1, 2013, subject to refund pending a final order by the SCC. The public hearing on the request for this rate increase is scheduled for March 25, 2014, with a final order expected after that date.